Exhibit 10.27
October __, 2007
Ashmore Energy International
1221 Lamar Street, Suite 800
Houston, TX 77010
     In connection with Joint Development Agreement dated as of July 10, 2007 (the “Development Agreement”) between Synthesis Energy Systems, Inc. (the “Company”) and Ashmore Energy International (“AEI”), AEI has agreed to purchase shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), which shares of common stock are registered on the Company’s registration statement of Form SB-2, File No. 333-143817 (the “Registration Statement”), filed in connection with a contemplated registered public offering of the Common Stock (the “Public Offering”).
     In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and AEI agree as follows:
     1. Definitions. Capitalized terms used but not defined herein shall have the meaning given such term in the Placement Agent Agreement to be entered into between the Company and CRT Capital Group LLC, as the placement agent, relating to the Public Offering (the “Placement Agent Agreement”).
     2. Purchase and Sale of the Securities. The Company hereby agrees to issue and sell to AEI, and AEI hereby agrees to purchase from the Company, 1,750,000 shares of the Common Stock (the “Securities”) at a purchase price per share equal to the price to the public set forth on the cover page of the Prospectus (the “Purchase Price”).
     3. Closing Deliveries. Subject to satisfaction of the conditions set forth herein, the closing of the purchase and sale of the Securities (the “Closing”) shall take place concurrently with the purchase of the Placed Shares pursuant to the terms of the Placement Agent Agreement. At the Closing, (i) AEI will deliver or cause to be delivered to the Company the Purchase Price by wire transfer to an account designated in writing to AEI by the Company for such purpose and (ii) the Company will deliver or cause to be delivered to AEI (a) one or more stock certificates evidencing the Securities and (b) an opinion of counsel with respect to the registration of the shares of the Securities and other matters. Such stock certificate or certificates shall not bear any restrictive legend under the Securities Act of 1933, as amended.
     4. Representations and Warranties of the Company. The representations and warranties of the Company set forth in Section 3 of the Placement Agent Agreement are hereby incorporated by reference as if set forth herein in their entirety for the benefit of AEI as the recipient of said representations and warranties in connection with the purchase and sale of the Securities, except that all references to the “Agreement,” the “Shares” or the “Placed Shares” therein shall refer to this Agreement and to the Securities, as applicable. Without limitation to the foregoing, the Company further represents to AEI that the Shares are registered with the Securities Exchange Commission and therefore need not bear a restrictive legend.
     5. Representations and Warranties of AEI. AEI hereby represents and warrants to the Company as follows:
     (a) Organization; Authority. AEI is a corporation, duly organized, validly existing and in good standing under the laws of the Cayman Islands, with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The purchase by AEI of the Securities hereunder has been duly authorized by all necessary action on the part of AEI. In addition, this Agreement has been duly executed and delivered by AEI and constitutes the valid and legally binding obligation of AEI, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, or by general principles of equity.
     (b) Receipt of Registration Statement and Time of Sale Prospectus. AEI has received the Registration Statement and the Time of Sale Prospectus, and further consents to delivery of the final prospectus relating to the Public Offering to the physical address and/or e-mail address listed on the signature page hereto.
     (c) No Conflicts. The execution, delivery and performance by AEI of this Agreement and the consummation by AEI of the transactions contemplated hereby will not (i) conflict with or violate the organizational documents of AEI, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time, or both) of, any agreement, credit facility, debt, indenture or other instrument to which AEI is a party or by which any of its property is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment, decree or other restriction of any court or governmental authority to which AEI is subject (including federal and state securities laws) or by which any of its property or assets is bound or affected, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults or violations that are not material and do not otherwise affect the ability of AEI to consummate the transactions contemplated hereby.
     (d) No Legal, Tax or Investment Advice. AEI understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to AEI in connection with the purchase of the Securities constitutes legal, tax or investment advice. AEI has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.
     (e) Investment Risk. AEI recognizes that investment in the Securities involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the matters set forth under the caption “Risk Factors” in the Registration Statement, and has taken full cognizance of, and understands all of the risks related to, the purchase of the Securities.

     6. Conditions to Closing.
     The obligation of AEI to purchase the Securities from the Company is subject to each of the following conditions, either of which may be waived at the sole discretion of AEI: (i) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; (ii) the representations and warranties of the Company contained herein shall be true and correct in all respects on and as of the Closing and (iii) the purchase and sale of the Placed Shares pursuant to the Placement Agent Agreement shall have been consummated.
     (b) The obligation of the Company to sell the Securities to AEI is subject to each of the following conditions, either of which may be waived at the sole discretion of the Company: (i) AEI shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; (ii) the representations and warranties of AEI contained herein shall be true and correct in all respects on and as of the Closing; and (iii) the purchase and sale of the Placed Shares pursuant to the Placement Agent Agreement shall have been consummated.
     7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.
     8. Entire Agreement. This Agreement, and the Development Agreement, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, each party will execute and deliver such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under this Agreement.
     9. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth on the signature page hereto.
     10. Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and AEI. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     11. Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
     12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor AEI may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party
     13. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
     14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     16. Survival. The representations, warranties, agreements and covenants contained herein shall survive the date of the Closing.
     17. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
     18. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
[SIGNATURE PAGE FOLLOWS]

Very truly yours,

Synthesis Energy Systems, Inc.
By:
	Name:	Timothy E. Vail
	Title:	President and Chief Executive Officer

Address for Notice:
6330 West Loop South, Suite 300
Houston, Texas 77401
Facsimile: (713) 579-0610
Telephone: (713) 579-0600
Attention: Timothy E. Vail
Agreed and accepted as of the
___day of October, 2007.

Ashmore Energy International

By:

Name:

Title:

Address for Notice:
c/o AEI Services LLC
1221 Lamar Street, Suite 800
Houston, Texas 77010
Facsimile: (713) 646-3732
Telephone: (713) 345-5200
Attention: Maureen Ryan, General Counsel
E-Mail: maureen.ryan@ashmoreenergy.com